                                                                Exhibit 10.39

                               SWINGLINE LOAN NOTE

$2,000,000.00                                               Nashville, Tennessee
                                                                December 1, 1997

          FOR VALUE RECEIVED, the undersigned promises to pay to the order of NationsBank of Tennessee, N.A. ("Bank") the sum of Two Million Dollars ($2,000,000.00) with interest at the rate of the NationsBank Prime Rate charged by NationsBank of Tennessee, N.A. minus one-half of one percent (0.50%) per annum, said interest rate to be adjusted whenever there is a change in said rate, but in no event shall the interest rate charged herein exceed the maximum rate of interest permitted to be charged under the laws in effect from time to time (the "Maximum Rate"). NationsBank Prime Rate is the fluctuating rate of interest established by the Bank from time to time as its "Prime Rate", whether or not such rate shall be otherwise published. Such Prime Rate is established by Bank as an index or base rate and may or may not at any time be the best or lowest rate charged by Bank on any loan. If at any time or from time to time the Prime Rate increases or decreases, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the day on which any such increase or decrease of the Prime Rate changes, unless otherwise herein provided. In the event that the Bank, during the term hereof, shall abolish or abandon the practice of establishing a Prime Rate, or should the same become unascertainable, the Bank shall designate a comparable reference rate which shall be deemed to be the Prime Rate for purposes hereof.

          Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Said interest shall be due and payable monthly on the then outstanding principal balance on the first (1st) day of each consecutive month, the first such payment being due January 1, 1998. On the Maturity Date, December 1, 1998, the entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full.

          Interest shall continue to accrue when payments are submitted by instruments representing funds not immediately available and until such funds are, in fact, collected. Both principal and interest due on this Note are payable in Nashville, Tennessee, at par in lawful money of the United States of America, in the Main Office of NationsBank of Tennessee, N.A. or at such other place as NationsBank of Tennessee, N.A. may designate in writing from time to time.

          So long as no default has occurred hereunder or under that certain Loan and Security Agreement dated as of June 5, 1997 (as amended, modified or restated from time to time, the "Loan and Security Agreement") and subject to the limitations and other covenants contained in an Autoborrow Service Agreement of even date herewith between the undersigned and Bank, the undersigned may borrow either the full amount of this loan or any portion thereof, repay without penalty or premium, and reborrow, from the date hereof until the Maturity Date.


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          Time is of the essence of this Note. It is hereby expressly agreed that in the event that any default be made in the payment of any part of interest or principal for a period of five (5) days from the date when due, or upon failure of the undersigned to keep and perform all the covenants, promises, agreements, conditions and provisions of this Note, the Autoborrow Service Agreement, the Loan and Security Agreement, or in any other instrument or document now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced hereby subject to any applicable grace, notice or cure periods contained therein; then, in any such case, the entire unpaid principal sum evidenced by this Note, together with all accrued interest, shall, at the option of any holder, without notice, become due and payable forthwith, regardless of the stipulated Maturity Date. Upon the occurrence of any default as set forth herein, at the option of holder and without notice to obligor, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate (the "Default Rate") equal to the lesser of (i) the rate that is two percentage points (2%) in excess of the above-specified interest rate, as it varies from time to time, or (ii) the Maximum Rate, regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such default. Failure of the holder to exercise this right of accelerating the maturity of the debt, or indulgence granted from time to time, shall in no event be considered as a waiver of said right of acceleration or stop the holder from exercising said right.

          To the extent permitted by applicable law, obligor shall pay to NationsBank of Tennessee, N.A. a late charge equal to four percent (4%) of any interest payment which is past due for a period of ten (10) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

          All persons or corporations now or at any time liable, whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives and assigns, waive demand, presentment for payment, notice of dishonor, protest, notice of protest, and diligence in collection and all other notices or demands whatsoever with respect to this Note or the enforcement hereof, and consent that the time of said payments or any part thereof may be extended by the holder hereof and assent to any substitution, exchange, or release of collateral permitted by the holder hereof, all without in any wise modifying, altering, releasing, affecting or limiting their respective liability. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

          The term obligor, as used in this Note, shall mean all parties, and each of them, directly or indirectly obligated for the indebtedness that this Note evidences, whether as principal, maker, endorser, surety, guarantor or otherwise.

          It is expressly understood and agreed by all parties hereto, including obligors, that if it is necessary to enforce payment of this Note through an attorney or by suit, undersigned or any obligors shall pay reasonable attorney's fees, court costs and all costs of collection.


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          This obligation is made and intended as a Tennessee contract and is to be so construed.

          Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Note or any related instruments, agreements or documents, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of J.A.M.S./Endispute or any successor thereof ("J.A.M.S."), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Note may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Note applies in any court having jurisdiction over such action.

          (a) Special Rules. The arbitration shall be conducted in the city of the undersigned's domicile at time of the execution of this instrument, agreement or document and administered by J.A.M.S who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional
60 days.

          (b) Reservation of Rights. Nothing in this arbitration provision shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this arbitration provision; or (ii) be a waiver by the Agent or any Lender of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the Agent or any Lender hereto (a) to exercise self help remedies such as (but not limited to) setoff, or (b) to foreclose against any real or personal property collateral, or (c) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession or the appointment of a receiver. The Agent or any Lender may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this instrument, agreement or document. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.


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          IN WITNESS WHEREOF, this Note has been duly executed by the undersigned the day and year first above written.

                                       NOVA HOLDINGS, INC.

                                       By: /s/Joel R. ???????????
                                           ------------------------------------
                                           Joel R. ???????????

                                           Title: Sec. Treas.
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